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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 4, 2000 (July 31, 2000)






                        U.S. Restaurant Properties, Inc.
             (Exact name of registrant as specified in its charter)




         Maryland                      1-13089                 75-2687420
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


12240 Inwood Road, Suite 200, Dallas, Texas                         75244
  (Address of principal executive office)                        (Zip Code)


  Registrant's telephone number, including area code           (972) 387-1487





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ITEM 5 OTHER EVENTS

       On August 1, 2000, U.S. Restaurant Properties, Inc. (the "Company"), issued a press release announcing the bankruptcy petition of one of its largest tenants. This press release is incorporated herein as Exhibit 99.1.




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ITEM 7 EXHIBITS

99.1   Press release by the Company dated August 1, 2000.




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                                    SIGNATURE

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. Restaurant Properties, Inc.



Date:    August 4, 2000                by: /s/ Barbara Erhart
                                           -------------------------------------
                                           Barbara Erhart
                                           Chief Financial Officer
                                           (Principal Accounting Officer)





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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
99.1     Press release by the Company dated August 1, 2000.